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                                                                 EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form SB-2 of our report dated September 15, 2003 relating to the financial statements of G.G.S. Plastic Engineering Inc., which report appears in such Prospectus.

/s/ EVANSMARTIN LLP
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EVANSMARTIN LLP
Chartered Accountants
Toronto, Ontario
February 20, 2004